UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020 (January 22, 2020)

KNOW LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30262	90-0273142
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Union Street, Suite 810

Seattle, Washington 98101

(Address of principal executive office)

(206) 903-1351

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K that was originally filed with the Securities and Exchange Commission (“SEC”) on February 22, 2019 (the “Original Filing”) to report, among other things, the date in which the Audit Committee of the Board of Directors of Know Labs Inc. (the “Company”) determined the financial statements for the periods ending March 31, 2019 and June 30, 2019 should no longer be relied upon. This Amendment does not amend or otherwise update any other information in the Original Filing. Accordingly, this Amendment should be read in conjunction with the Original Filing and with our other filings with the SEC made after the Original Filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Complete Interim Review

Amended and Restated Form 10-Q for the Three and Six Months Ended March 31, 2019

On January 21, 2020, the Audit Committee of Board of Directors of the Company, based on the recommendation of management and after consultation with the Company’s independent registered public accounting firm determined the financial statements for the three and six months ended March 31, 2019 contained in the Company’s Quarterly Reports on Form 10-Q should no longer be relied upon and will restate its previously issued financial statements. In connection with the review of the Form 10-Q for the Company for the three and six months ended March 31, 2019, management determined that previously issued unaudited consolidated financial statements issued for the three and six months ended March 31, 2019 contained an error which was non-cash in nature. The Company received proceeds from convertible promissory notes which are mandatory convertible into equity after a one year term.  The Company originally classified the proceeds as equity.  They should have properly been classified as debt and footnoted to explain that they would become equity at the end of their term. Certain expenditures related to warrants attached to the debt offering were not properly accounted for as well.

The original and restated accounts are detailed below:

	As of March 31, 2019
	As Originally Reported	As Restated
Convertible notes payable	$2,255,066	$2,255,066
Common stock	22,003	18,192
Additional paid in capital	36,917,782	36,608,295
Accumulated deficit	37,285,145	(37,002,765)

	Three Months Ended March 31, 2019
Selling, general and administrative expenses	1,678,335	1,003,504
Operating loss	(1,723,486)	(1,048,655)
Interest expense	(7,750)	(400,201)
Loss before taxes and net loss	(1,724,618)	(1,442,238)

	Six Months Ended March 31, 2019
Selling, general and administrative expenses	2,367,781	1,692,950
Operating loss	(2,489,999)	(1,815,168)
Interest expense	(16,876)	(409,327)
Loss before taxes and net loss	(2,493,821)	(2,211,441)

Amended and Restated Form 10-Q for the Three and Nine Months Ended June 30, 2019

On January 21, 2020, the Audit Committee of Board of Directors of the Company, based on the recommendation of management and after consultation with the Company’s independent registered public accounting firm determined the financial statements for the three and nine months ended June 30, 2019 contained in the Company’s Quarterly Reports on Form 10-Q should no longer be relied upon and will restate its previously issued financial statements. In connection with the review of the Form 10-Q for the Company for the three and nine months ended June 30, 2019, management determined that previously issued unaudited consolidated financial statements issued for the three and nine months ended June 30, 2019 contained an error which was non-cash in nature. The Company received proceeds from convertible promissory notes which are mandatory convertible into equity after a one year term.  The Company originally classified the proceeds as equity.  They should have properly been classified as debt and footnoted to explain that they would become equity at the end of their term. Certain expenditures related to warrants attached to the debt offering were not properly accounted for as well.

The original and restated accounts are detailed below:

	As of June 30, 2019
	As Originally Reported	As Restated
Convertible notes payable	$2,255,065	$2,512,007
Common stock	22,568	18,326
Additional paid in capital	37,515,550	38,215,464
Accumulated deficit	(38,090,578)	(39,157,031)

	Three Months Ended June 30, 2019
Selling, general and administrative expenses	797,939	689,027
Operating loss	(1,134,029)	(1,025,117)
Interest expense	(4,631)	(1,462,376)
Loss before taxes and net loss	(805,433)	(2,154,266)

	Nine Months Ended June 30, 2019
Selling, general and administrative expenses	3,165,720	2,381,977
Operating loss	(3,624,028)	(2,840,285)
Interest expense	(21,507)	(1,871,703)
Loss before taxes and net loss	(3,299,254)	(4,365,707)

On January 22, 2020, the Company filed Amendment No. 1 on Form 10-Q/A which amended and restated the quarterly report on Form 10-Q of the Company for the three and six months ended March 31, 2019, as originally filed with SEC on May 15, 2019. This Form 10-Q/A was filed to restate the Company’s consolidated financial statements in Item 1 in their entirety and related disclosures (including Management’s Discussion and Analysis of Financial Condition and Results of Operations in Item 2) for the three and six months ended March 31, 2019.

On January 22, 2020, the Company filed Amendment No. 1 on Form 10-Q/A which amended and restated the quarterly report on Form 10-Q of the Company for the three and nine months ended June 30, 2019, as originally filed with SEC on August 7, 2019. This Form 10-Q/A was filed to restate the Company’s consolidated financial statements in Item 1 in their entirety and related disclosures (including Management’s Discussion and Analysis of Financial Condition and Results of Operations in Item 2) for the three and nine months ended June 30, 2019.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with BPM LLP, its registered independent accountant.

No other changes have been made to the original filings. The Amendments to each respective filing do not reflect events that have occurred after the original filing of the Form 10-Q’s or modify or update the disclosures presented therein, except to reflect the amendments described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: KNOW LABS, INC.

By: /s/ Ronald P. Erickson

Ronald P. Erickson

Chairman of the Board

February 14, 2020